Exhibit 99.2

     BB&T Corporation
Quarterly Performance Summary
Fourth Quarter 2010

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	December 31%						December 31%
	2010		2009		Change		2010		2009		Change
Summary Income Statement
Interest income	$1,793		$1,853		(3.2	) %	$7,254		$7,008		3.5%
Interest expense	424		498		(14.9)		1,799		2,045		(12.0)
Net interest income - taxable equivalent	1,369		1,355		1.0		5,455		4,963		9.9
Less: Taxable-equivalent adjustment	37		32		15.6		135		119		13.4
Net interest income	1,332		1,323		0.7		5,320		4,844		9.8
Provision for credit losses	643		725		(11.3)		2,638		2,811		(6.2)
Net interest income after provision for credit losses	689		598		15.2		2,682		2,033		31.9
Noninterest income	964		970		(0.6)		3,957		3,934		0.6
Noninterest expense	1,421		1,361		4.4		5,670		4,931		15.0
Income before income taxes	232		207		12.1		969		1,036		(6.5)
Provision for income taxes	15		13		15.4		115		159		(27.7)
Net income	217		194		11.9		854		877		(2.6)
Noncontrolling interest	9		9		-		38		24		58.3
Dividends and accretion on preferred stock	-		-		-		-		124		(100.0)
Net income available to common shareholders	208		185		12.4		816		729		11.9
Per Common Share Data
Earnings
Basic	$.30		$.27		11.1%		$1.18		$1.16		1.7%
Diluted	.30		.27		11.1		1.16		1.15		0.9
Cash dividends declared	.15		.15		-		.60		.92		(34.8)
Book value	23.67		23.47		0.9		23.67		23.47		0.9
Tangible book value (1)	15.43		14.44		6.9		15.43		14.44		6.9

End of period shares outstanding (in thousands)	694,381		689,750		0.7		694,381		689,750		0.7
Weighted average shares (in thousands)
Basic	693,993		688,590		0.8		692,489		629,583		10.0
Diluted	702,781		696,038		1.0		701,039		635,619		10.3
Performance Ratios
Return on average assets	.54%		.47%				.54%		.56%
Return on average common shareholders' equity	4.88		4.52				4.85		4.93
Net interest margin - taxable equivalent	4.04		3.80				4.03		3.66
Fee income ratio (2)	41.8		41.2				41.0		42.8
Efficiency ratio (2)	55.3		51.4				53.9		50.4
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.73%		2.61%				2.73%		2.61%
Loans and leases plus foreclosed property	3.94		4.02				3.94		4.02
Net charge-offs as a percentage of average
loans and leases	2.02		1.83				2.41		1.74
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.62		2.51				2.62		2.51
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.26	X	.98	X			1.26	X	.98	X
Average Balances
Total assets	$159,464		$164,719		(3.2	) %	$159,658		$155,182		2.9%
Securities available for sale	25,988		33,351		(22.1)		27,610		31,226		(11.6)
Loans and leases	105,946		105,869		0.1		104,787		102,146		2.6
Deposits	105,592		113,622		(7.1)		106,773		102,381		4.3
Client deposits	99,431		105,426		(5.7)		101,556		93,027		9.2
Shareholders' equity	16,951		16,336		3.8		16,886		16,238		4.0
Period-End Balances
Total assets	$157,081		$165,764		(5.2	) %	$157,081		$165,764		(5.2	) %
Securities available for sale	23,169		33,253		(30.3)		23,169		33,253		(30.3)
Loans and leases	107,264		106,207		1.0		107,264		106,207		1.0
Deposits	107,213		114,965		(6.7)		107,213		114,965		(6.7)
Client deposits	100,044		106,760		(6.3)		100,044		106,760		(6.3)
Shareholders' equity	16,498		16,241		1.6		16,498		16,241		1.6
Capital Ratios (3)
Risk-based
Tier 1	11.8%		11.5%				11.8%		11.5%
Total	15.5		15.8				15.5		15.8
Leverage	9.1		8.5				9.1		8.5
Tangible common equity (1)	7.1		6.2				7.1		6.2
Tier 1 common equity to risk-weighted assets (1)	9.1		8.5				9.1		8.5

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement. See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2010		2010		2010		2010		2009
Summary Income Statement
Interest income	$1,793		$1,796		$1,852		$1,813		$1,853
Interest expense	424		449		460		466		498
Net interest income - taxable equivalent	1,369		1,347		1,392		1,347		1,355
Less: Taxable-equivalent adjustment	37		33		32		33		32
Net interest income	1,332		1,314		1,360		1,314		1,323
Provision for credit losses	643		770		650		575		725
Net interest income after provision for credit losses	689		544		710		739		598
Noninterest income	964		1,110		1,039		844		970
Noninterest expense	1,421		1,408		1,500		1,341		1,361
Income before income taxes	232		246		249		242		207
Provision for income taxes	15		27		25		48		13
Net income	217		219		224		194		194
Noncontrolling interest	9		9		14		6		9
Net income available to common shareholders	208		210		210		188		185
Per Common Share Data
Earnings
Basic	$.30		$.30		$.30		$.27		$.27
Diluted	.30		.30		.30		.27		.27
Cash dividends declared	.15		.15		.15		.15		.15
Book value	23.67		24.11		24.07		23.80		23.47
Tangible book value (1)	15.43		15.25		14.93		14.67		14.44

End of period shares outstanding (in thousands)	694,381		693,560		692,777		691,869		689,750
Weighted average shares (in thousands)
Basic	693,993		693,017		692,113		690,792		688,590
Diluted	702,781		701,535		701,322		698,675		696,038
Performance Ratios
Return on average assets	.54%		.56%		.56%		.48%		.47%
Return on average common shareholders' equity	4.88		4.91		5.01		4.59		4.52
Net interest margin - taxable equivalent	4.04		4.09		4.12		3.88		3.80
Fee income ratio (2)	41.8		42.3		40.8		39.0		41.2
Efficiency ratio (2)	55.3		54.1		53.7		52.4		51.4
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.73%		2.81%		2.90%		2.79%		2.61%
Loans and leases plus foreclosed property	3.94		4.11		4.24		4.31		4.02
Net charge-offs as a percentage of average
loans and leases	2.02		3.31		2.48		1.84		1.83
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.62		2.56		2.66		2.65		2.51
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.26	X	1.32	X	.98	X	.96	X	.98	X
Average Balances
Total assets	$159,464		$155,666		$159,786		$163,807		$164,719
Securities available for sale	25,988		23,277		28,309		32,989		33,351
Loans and leases	105,946		104,755		103,964		104,468		105,869
Deposits	105,592		103,505		107,060		111,031		113,622
Client deposits	99,431		99,914		102,203		104,754		105,426
Shareholders' equity	16,951		17,035		16,925		16,627		16,336
Period-End Balances
Total assets	$157,081		$157,230		$155,083		$163,700		$165,764
Securities available for sale	23,169		24,497		23,662		32,654		33,253
Loans and leases	107,264		106,014		104,719		104,401		106,207
Deposits	107,213		106,419		104,451		113,723		114,965
Client deposits	100,044		99,399		101,115		104,109		106,760
Shareholders' equity	16,498		16,787		16,740		16,528		16,241
Capital Ratios (3)
Risk-based
Tier 1	11.8%		11.7%		11.7%		11.6%		11.5%
Total	15.5		15.7		15.8		15.9		15.8
Leverage	9.1		9.3		8.9		8.7		8.5
Tangible common equity (1)	7.1		7.0		7.0		6.4		6.2
Tier 1 common equity to risk-weighted assets (1)	9.1		9.0		8.9		8.6		8.5

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 22 of this supplement. See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2010	2009	$	%	2010	2009	$	%

Interest Income
Interest and fees on loans and leases	$1,566	$1,475	$91	6.2%	$6,080	$5,547	$533	9.6%
Interest and dividends on securities	185	341	(156)	(45.7)	1,019	1,319	(300)	(22.7)
Interest on other earning assets	4	4	-	-	16	18	(2)	(11.1)
Total interest income	1,755	1,820	(65)	(3.6)	7,115	6,884	231	3.4

Interest Expense
Interest on deposits	192	294	(102)	(34.7)	917	1,271	(354)	(27.9)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	6	7	(1)	(14.3)	22	58	(36)	(62.1)
Interest on long-term debt	225	196	29	14.8	856	711	145	20.4
Total interest expense	423	497	(74)	(14.9)	1,795	2,040	(245)	(12.0)

Net interest income	1,332	1,323	9	0.7	5,320	4,844	476	9.8
Provision for credit losses	643	725	(82)	(11.3)	2,638	2,811	(173)	(6.2)
Net interest income after provision for credit losses	689	598	91	15.2	2,682	2,033	649	31.9

Noninterest income
Insurance income	249	260	(11)	(4.2)	1,041	1,047	(6)	(.6)
Service charges on deposits	143	186	(43)	(23.1)	618	690	(72)	(10.4)
Mortgage banking income	138	142	(4)	(2.8)	521	658	(137)	(20.8)
Investment banking and brokerage fees and commissions	97	83	14	16.9	352	346	6	1.7
Other nondeposit fees and commissions	68	64	4	6.3	270	229	41	17.9
Checkcard fees	73	62	11	17.7	274	227	47	20.7
Bankcard fees and merchant discounts	47	41	6	14.6	177	156	21	13.5
Trust and investment advisory revenues	42	38	4	10.5	159	139	20	14.4
Income from bank-owned life insurance	31	25	6	24.0	123	97	26	26.8
FDIC loss share income, net	-	11	(11)	(100.0)	(116)	14	(130)	NM
Securities gains (losses), net	99	(1)	100	NM	554	199	355	178.4
Other income, net	(23)	59	(82)	(139.0)	(16)	132	(148)	(112.1)
Total noninterest income	964	970	(6)	(0.6)	3,957	3,934	23	0.6

Noninterest Expense
Personnel expense	679	650	29	4.5	2,616	2,517	99	3.9
Foreclosed property expense	162	142	20	14.1	747	356	391	109.8
Occupancy and equipment expense	155	173	(18)	(10.4)	608	579	29	5.0
Professional services	92	77	15	19.5	334	262	72	27.5
Regulatory charges	59	47	12	25.5	211	230	(19)	(8.3)
Loan processing expenses	45	34	11	32.4	180	135	45	33.3
Amortization of intangibles	28	36	(8)	(22.2)	122	114	8	7.0
Merger-related and restructuring charges, net	4	9	(5)	(55.6)	69	38	31	81.6
Other expenses	197	193	4	2.1	783	700	83	11.9
Total noninterest expense	1,421	1,361	60	4.4	5,670	4,931	739	15.0

Earnings
Income before income taxes	232	207	25	12.1	969	1,036	(67)	(6.5)
Provision for income taxes	15	13	2	15.4	115	159	(44)	(27.7)
Net Income	217	194	23	11.9	854	877	(23)	(2.6)

Noncontrolling interest	9	9	-	-	38	24	14	58.3
Dividends and accretion on preferred stock	-	-	-	-	-	124	(124)	(100.0)
Net income available to common shareholders	$208	$185	$23	12.4%	$816	$729	$87	11.9%

Earnings Per Common Share
Basic	$.30	$.27	$.03	11.1%	$1.18	$1.16	$.02	1.7%
Diluted	.30	.27	.03	11.1	1.16	1.15	.01	0.9

Weighted Average Shares Outstanding
Basic	693,993	688,590	5,403	0.8	692,489	629,583	62,906	10.0
Diluted	702,781	696,038	6,743	1.0	701,039	635,619	65,420	10.3
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Interest Income
Interest and fees on loans and leases	$1,566	$1,549	$1,525	$1,440	$1,475
Interest and dividends on securities	185	207	291	336	341
Interest on other earning assets	4	6	3	3	4
Total interest income	1,755	1,762	1,819	1,779	1,820

Interest Expense
Interest on deposits	192	225	241	259	294
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	6	5	6	5	7
Interest on long-term debt	225	218	212	201	196
Total interest expense	423	448	459	465	497

Net interest income	1,332	1,314	1,360	1,314	1,323
Provision for credit losses	643	770	650	575	725
Net interest income after provision for credit losses	689	544	710	739	598

Noninterest income
Insurance income	249	252	287	253	260
Service charges on deposits	143	147	164	164	186
Mortgage banking income	138	184	110	89	142
Investment banking and brokerage fees and commissions	97	85	91	79	83
Other nondeposit fees and commissions	68	74	63	65	64
Checkcard fees	73	70	70	61	62
Bankcard fees and merchant discounts	47	45	45	40	41
Trust and investment advisory revenues	42	40	39	38	38
Income from bank-owned life insurance	31	30	31	31	25
FDIC loss share income, net	-	(43)	(78)	5	11
Securities gains (losses), net	99	239	219	(3)	(1)
Other income, net	(23)	(13)	(2)	22	59
Total noninterest income	964	1,110	1,039	844	970

Noninterest Expense
Personnel expense	679	642	649	646	650
Foreclosed property expense	162	167	240	178	142
Occupancy and equipment expense	155	157	158	138	173
Professional services	92	84	86	72	77
Regulatory charges	59	61	46	45	47
Loan processing expenses	45	53	47	35	34
Amortization of intangibles	28	30	32	32	36
Merger-related and restructuring charges, net	4	10	38	17	9
Other expenses	197	204	204	178	193
Total noninterest expense	1,421	1,408	1,500	1,341	1,361

Earnings
Income before income taxes	232	246	249	242	207
Provision for income taxes	15	27	25	48	13
Net Income	217	219	224	194	194

Noncontrolling interest	9	9	14	6	9
Net income available to common shareholders	$208	$210	$210	$188	$185

Earnings Per Common Share
Basic	$.30	$.30	$.30	$.27	$.27
Diluted	.30	.30	.30	.27	.27

Weighted Average Shares Outstanding
Basic	693,993	693,017	692,113	690,792	688,590
Diluted	702,781	701,535	701,322	698,675	696,038

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of December 31,		Change
	2010	2009	$	%

Assets
Cash and due from banks	$1,127	$1,584	$(457)	(28.9	) %
Interest-bearing deposits with banks	931	667	264	39.6
Federal funds sold and securities purchased under
resale agreements or similar arrangements	327	398	(71)	(17.8)
Segregated cash due from banks	309	270	39	14.4
Trading securities at fair value	633	636	(3)	(0.5)
Securities available for sale at fair value (1)	23,169	33,253	(10,084)	(30.3)
Loans and leases:
Commercial loans and leases	48,886	49,820	(934)	(1.9)
Direct retail loans	13,749	14,283	(534)	(3.7)
Sales finance loans	7,050	6,290	760	12.1
Revolving credit loans	2,127	2,016	111	5.5
Mortgage loans	17,550	15,435	2,115	13.7
Specialized lending	7,953	7,670	283	3.7
Other acquired loans	58	123	(65)	(52.8)
Total loans and leases held for investment (excluding
covered loans)	97,373	95,637	1,736	1.8
Covered loans	6,194	8,019	(1,825)	(22.8)
Total loans and leases held for investment	103,567	103,656	(89)	(0.1)

Loans held for sale	3,697	2,551	1,146	44.9
Total loans and leases	107,264	106,207	1,057	1.0
Allowance for loan and lease losses	(2,708)	(2,600)	(108)	4.2
FDIC loss share receivable	1,922	3,062	(1,140)	(37.2)
Premises and equipment	1,840	1,583	257	16.2
Goodwill	6,008	6,053	(45)	(0.7)
Core deposit and other intangible assets	508	640	(132)	(20.6)
Residential mortgage servicing rights at fair value	830	832	(2)	(0.2)
Other assets (2)	14,921	13,179	1,742	13.2
Total assets	$157,081	$165,764	$(8,683)	(5.2	) %

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$20,637	$18,945	$1,692	8.9%
Interest checking	4,050	3,420	630	18.4
Other client deposits	54,040	52,097	1,943	3.7
Client certificates of deposit	21,317	32,298	(10,981)	(34.0)
Total client deposits	100,044	106,760	(6,716)	(6.3)

Other interest-bearing deposits	7,169	8,205	(1,036)	(12.6)
Total deposits	107,213	114,965	(7,752)	(6.7)
Fed funds purchased, repos and other borrowings	5,673	8,106	(2,433)	(30.0)
Long-term debt	21,730	21,376	354	1.7
Other liabilities	5,967	5,076	891	17.6
Total liabilities	140,583	149,523	(8,940)	(6.0)
Shareholders' equity:
Common stock	3,472	3,449	23	0.7
Additional paid-in capital	5,776	5,620	156	2.8
Retained earnings	7,935	7,539	396	5.3
Accumulated other comprehensive loss	(747)	(417)	(330)	79.1
Noncontrolling interest	62	50	12	24.0
Total shareholders' equity	16,498	16,241	257	1.6
Total liabilities and shareholders' equity	$157,081	$165,764	$(8,683)	(5.2	) %

(1)	Includes $1.5 billion and $1.2 billion at December 31, 2010 and December 31, 2009, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $360 million and $215 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2010 and December 31, 2009, respectively.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Assets
Cash and due from banks	$1,127	$1,225	$1,270	$1,265	$1,584
Interest-bearing deposits with banks	931	944	931	574	667
Federal funds sold and securities purchased under
resale agreements or similar arrangements	327	285	308	399	398
Segregated cash due from banks	309	269	255	269	270
Trading securities at fair value	633	568	587	651	636
Securities available for sale at fair value (1)	23,169	24,497	23,662	32,654	33,253
Loans and leases:
Commercial loans and leases	48,886	48,131	49,054	49,304	49,820
Direct retail loans	13,749	13,828	13,939	14,055	14,283
Sales finance loans	7,050	6,972	6,863	6,555	6,290
Revolving credit loans	2,127	2,065	2,024	1,981	2,016
Mortgage loans	17,550	16,316	15,452	15,498	15,435
Specialized lending	7,953	8,047	7,954	7,394	7,670
Other acquired loans	58	69	85	99	123
Total loans and leases held for investment (excluding
covered loans)	97,373	95,428	95,371	94,886	95,637
Covered loans	6,194	6,753	7,177	7,458	8,019
Total loans and leases held for investment	103,567	102,181	102,548	102,344	103,656

Loans held for sale	3,697	3,833	2,171	2,057	2,551
Total loans and leases	107,264	106,014	104,719	104,401	106,207
Allowance for loan and lease losses	(2,708)	(2,611)	(2,723)	(2,714)	(2,600)
FDIC loss share receivable	1,922	1,924	2,230	2,611	3,062
Premises and equipment	1,840	1,831	1,835	1,798	1,583
Goodwill	6,008	6,013	6,067	6,055	6,053
Core deposit and other intangible assets	508	535	569	601	640
Residential mortgage servicing rights at fair value	830	585	665	875	832
Other assets (2)	14,921	15,151	14,708	14,261	13,179
Total assets	$157,081	$157,230	$155,083	$163,700	$165,764

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$20,637	$20,607	$19,767	$19,022	$18,945
Interest checking	4,050	2,225	3,760	3,504	3,420
Other client deposits	54,040	52,795	49,989	51,897	52,097
Client certificates of deposit	21,317	23,772	27,599	29,686	32,298
Total client deposits	100,044	99,399	101,115	104,109	106,760

Other interest-bearing deposits	7,169	7,020	3,336	9,614	8,205
Total deposits	107,213	106,419	104,451	113,723	114,965
Fed funds purchased, repos and other borrowings	5,673	5,820	6,080	7,020	8,106
Long-term debt	21,730	22,111	22,086	21,428	21,376
Other liabilities	5,967	6,093	5,726	5,001	5,076
Total liabilities	140,583	140,443	138,343	147,172	149,523
Shareholders' equity:
Common stock	3,472	3,468	3,464	3,459	3,449
Additional paid-in capital	5,776	5,753	5,720	5,677	5,620
Retained earnings	7,935	7,833	7,729	7,624	7,539
Accumulated other comprehensive loss	(747)	(335)	(237)	(292)	(417)
Noncontrolling interest	62	68	64	60	50
Total shareholders' equity	16,498	16,787	16,740	16,528	16,241
Total liabilities and shareholders' equity	$157,081	$157,230	$155,083	$163,700	$165,764

(1)	Includes $1.5 billion, $1.5 billion, $1.4 billion, $1.3 billion and $1.2 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $360 million, $314 million, $222 million, $229 million and $215 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	December 31		Change			December 31		Change
	2010	2009	$	%		2010	2009	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$52	$2,162	$(2,110)	(97.6	) %	$568	$1,400	$(832)	(59.4	) %
Mortgage-backed securities issued by GSE	21,067	26,332	(5,265)	(20.0)		22,310	25,419	(3,109)	(12.2)
States and political subdivisions	1,987	2,141	(154)	(7.2)		2,047	2,218	(171)	(7.7)
Non-agency mortgage-backed securities	1,025	1,361	(336)	(24.7)		1,174	1,447	(273)	(18.9)
Other securities	641	194	447	230.4		313	302	11	3.6
Covered securities	1,216	1,161	55	4.7		1,198	440	758	172.3
Total securities	25,988	33,351	(7,363)	(22.1)		27,610	31,226	(3,616)	(11.6)

Other earning assets	2,995	2,655	340	12.8		2,933	2,293	640	27.9
Loans and leases
Commercial loans and leases	48,044	49,419	(1,375)	(2.8)		48,777	50,074	(1,297)	(2.6)
Direct retail loans	13,770	14,379	(609)	(4.2)		13,948	14,730	(782)	(5.3)
Sales finance loans	7,015	6,393	622	9.7		6,766	6,392	374	5.9
Revolving credit loans	2,086	1,961	125	6.4		2,032	1,855	177	9.5
Mortgage loans	16,974	15,452	1,522	9.8		15,965	15,927	38	0.2
Specialized lending	7,937	7,533	404	5.4		7,778	7,141	637	8.9
Other acquired loans	63	133	(70)	(52.6)		85	52	33	63.5
Total loans and leases held for investment (excluding
covered loans)	95,889	95,270	619	0.6		95,351	96,171	(820)	(0.9)
Covered loans	6,488	8,095	(1,607)	(19.9)		7,059	3,144	3,915	124.5
Total loans and leases held for investment	102,377	103,365	(988)	(1.0)		102,410	99,315	3,095	3.1

Loans held for sale	3,569	2,504	1,065	42.5		2,377	2,831	(454)	(16.0)
Total loans and leases	105,946	105,869	77	0.1		104,787	102,146	2,641	2.6

Total earning assets	134,929	141,875	(6,946)	(4.9)		135,330	135,665	(335)	(0.2)

Non-earning assets	24,535	22,844	1,691	7.4		24,328	19,517	4,811	24.7
Total assets	$159,464	$164,719	$(5,255)	(3.2	) %	$159,658	$155,182	$4,476	2.9%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$21,027	$18,822	$2,205	11.7%		$19,742	$16,387	$3,355	20.5%
Interest checking	3,682	3,419	263	7.7		3,703	2,831	872	30.8
Other client deposits	52,578	50,623	1,955	3.9		51,239	45,107	6,132	13.6
Client certificates of deposit	22,144	32,562	(10,418)	(32.0)		26,872	28,702	(1,830)	(6.4)
Total client deposits	99,431	105,426	(5,995)	(5.7)		101,556	93,027	8,529	9.2
Other interest-bearing deposits	6,161	8,196	(2,035)	(24.8)		5,217	9,354	(4,137)	(44.2)
Total deposits	105,592	113,622	(8,030)	(7.1)		106,773	102,381	4,392	4.3

Fed funds purchased, repos and other borrowings	9,446	8,584	862	10.0		9,022	12,491	(3,469)	(27.8)
Long-term debt	21,890	21,232	658	3.1		21,653	19,085	2,568	13.5
Other liabilities	5,585	4,945	640	12.9		5,324	4,987	337	6.8
Total liabilities	142,513	148,383	(5,870)	(4.0)		142,772	138,944	3,828	2.8

Shareholders' equity	16,951	16,336	615	3.8		16,886	16,238	648	4.0

Total liabilities and shareholders' equity	$159,464	$164,719	$(5,255)	(3.2	) %	$159,658	$155,182	$4,476	2.9%
Average balances exclude basis adjustments for fair value hedges.
NM - not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$52	$54	$554	$1,636	$2,162
Mortgage-backed securities issued by GSE	21,067	18,636	23,080	26,558	26,332
States and political subdivisions	1,987	2,019	2,077	2,107	2,141
Non-agency mortgage-backed securities	1,025	1,152	1,214	1,311	1,361
Other securities	641	209	192	202	194
Covered securities	1,216	1,207	1,192	1,175	1,161
Total securities	25,988	23,277	28,309	32,989	33,351

Other earning assets	2,995	2,951	3,101	2,681	2,655
Loans and leases
Commercial loans and leases	48,044	48,620	49,079	49,380	49,419
Direct retail loans	13,770	13,867	13,994	14,165	14,379
Sales finance loans	7,015	6,906	6,729	6,406	6,393
Revolving credit loans	2,086	2,048	2,002	1,991	1,961
Mortgage loans	16,974	15,828	15,586	15,459	15,452
Specialized lending	7,937	8,046	7,645	7,479	7,533
Other acquired loans	63	73	96	108	133
Total loans and leases held for investment (excluding
covered loans)	95,889	95,388	95,131	94,988	95,270
Covered loans	6,488	6,957	7,162	7,642	8,095
Total loans and leases held for investment	102,377	102,345	102,293	102,630	103,365

Loans held for sale	3,569	2,410	1,671	1,838	2,504
Total loans and leases	105,946	104,755	103,964	104,468	105,869

Total earning assets	134,929	130,983	135,374	140,138	141,875

Non-earning assets	24,535	24,683	24,412	23,669	22,844
Total assets	$159,464	$155,666	$159,786	$163,807	$164,719

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$21,027	$20,099	$19,346	$18,464	$18,822
Interest checking	3,682	3,482	3,905	3,745	3,419
Other client deposits	52,578	50,458	50,207	51,712	50,623
Client certificates of deposit	22,144	25,875	28,745	30,833	32,562
Total client deposits	99,431	99,914	102,203	104,754	105,426
Other interest-bearing deposits	6,161	3,591	4,857	6,277	8,196
Total deposits	105,592	103,505	107,060	111,031	113,622

Fed funds purchased, repos and other borrowings	9,446	7,355	9,105	10,207	8,584
Long-term debt	21,890	21,833	21,660	21,221	21,232
Other liabilities	5,585	5,938	5,036	4,721	4,945
Total liabilities	142,513	138,631	142,861	147,180	148,383

Shareholders' equity	16,951	17,035	16,925	16,627	16,336

Total liabilities and shareholders' equity	$159,464	$155,666	$159,786	$163,807	$164,719

Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2010			September 30, 2010
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$52	$1	4.60%	$54	$-	4.65%
Mortgage-backed securities issued by GSE	21,067	102	1.95	18,636	150	3.22
States and political subdivisions	1,987	27	5.58	2,019	29	5.55
Non-agency mortgage-backed securities	1,025	15	5.93	1,152	17	5.90
Other securities	641	4	1.91	209	1	2.74
Covered securities	1,216	50	16.45	1,207	23	7.61
Total securities	25,988	199	3.07	23,277	220	3.78

Other earning assets	2,995	4.56		2,951	6.54
Loans and leases
Commercial loans and leases	48,044	514	4.25	48,620	517	4.22
Direct retail loans	13,770	181	5.23	13,867	184	5.26
Sales finance loans	7,015	97	5.48	6,906	100	5.73
Revolving credit loans	2,086	46	8.62	2,048	44	8.64
Mortgage loans	16,974	218	5.14	15,828	213	5.39
Specialized lending	7,937	231	11.53	8,046	229	11.33
Other acquired loans	63	5	28.84	73	3	18.97
Total loans and leases held for investment (excluding
covered loans)	95,889	1,292	5.35	95,388	1,290	5.38
Covered loans	6,488	271	16.59	6,957	258	14.72
Total loans and leases held for investment	102,377	1,563	6.06	102,345	1,548	6.01
Loans held for sale	3,569	27	3.09	2,410	22	3.56
Total loans and leases	105,946	1,590	5.96	104,755	1,570	5.96

Total earning assets	134,929	1,793	5.28	130,983	1,796	5.45

Non-earning assets	24,535			24,683
Total assets	$159,464			$155,666

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,682	2.24		$3,482	3.29
Other client deposits	52,578	76.57		50,458	79.62
Client certificates of deposit	22,144	103	1.84	25,875	132	2.02
Other interest-bearing deposits	6,161	11.66		3,591	11	1.18
Total interest-bearing deposits	84,565	192.90		83,406	225	1.07

Fed funds purchased, repos and other borrowings	9,446	7.29		7,355	6.32
Long-term debt	21,890	225	4.10	21,833	218	3.98
Total interest-bearing liabilities	115,901	424	1.45	112,594	449	1.58

Noninterest-bearing deposits	21,027			20,099
Other liabilities	5,585			5,938
Shareholders' equity	16,951			17,035
Total liabilities and shareholders' equity	$159,464			$155,666

Average interest-rate spread			3.83			3.87

Net interest income/ net interest margin		$1,369	4.04%		$1,347	4.09%

Taxable-equivalent adjustment		$37			$33

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2010			March 31, 2010			December 31, 2009
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$554	$5	3.68%	$1,636	$15	3.61%	$2,162	$19	3.59%
Mortgage-backed securities issued by GSE	23,080	217	3.77	26,558	254	3.82	26,332	255	3.87
States and political subdivisions	2,077	28	5.45	2,107	28	5.38	2,141	29	5.42
Non-agency mortgage-backed securities	1,214	18	5.84	1,311	19	5.80	1,361	20	5.81
Other securities	192	1	2.43	202	1	2.13	194	2	3.73
Covered securities	1,192	35	11.65	1,175	34	11.60	1,161	33	11.43
Total securities	28,309	304	4.30	32,989	351	4.26	33,351	358	4.29

Other earning assets	3,101	4.57		2,681	3.53		2,655	4.57
Loans and leases
Commercial loans and leases	49,079	514	4.21	49,380	518	4.25	49,419	525	4.22
Direct retail loans	13,994	185	5.31	14,165	187	5.34	14,379	195	5.38
Sales finance loans	6,729	100	6.01	6,406	100	6.31	6,393	103	6.42
Revolving credit loans	2,002	44	8.69	1,991	44	9.04	1,961	45	9.30
Mortgage loans	15,586	215	5.51	15,459	213	5.51	15,452	213	5.51
Specialized lending	7,645	221	11.59	7,479	211	11.40	7,533	215	11.34
Other acquired loans	96	3	10.63	108	3	12.49	133	4	11.01
Total loans and leases held for investment (excluding
covered loans)	95,131	1,282	5.40	94,988	1,276	5.43	95,270	1,300	5.43
Covered loans	7,162	242	13.52	7,642	162	8.61	8,095	161	7.91
Total loans and leases held for investment	102,293	1,524	5.97	102,630	1,438	5.67	103,365	1,461	5.62
Loans held for sale	1,671	20	4.73	1,838	21	4.68	2,504	30	4.85
Total loans and leases	103,964	1,544	5.95	104,468	1,459	5.65	105,869	1,491	5.60

Total earning assets	135,374	1,852	5.48	140,138	1,813	5.22	141,875	1,853	5.20

Non-earning assets	24,412			23,669			22,844
Total assets	$159,786			$163,807			$164,719

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,905	3.31		$3,745	3.36		$3,419	4.42
Other client deposits	50,207	81.65		51,712	90.70		50,623	106.83
Client certificates of deposit	28,745	144	2.01	30,833	152	2.00	32,562	165	2.01
Other interest-bearing deposits	4,857	13	1.06	6,277	14.93		8,196	19.95
Total interest-bearing deposits	87,714	241	1.10	92,567	259	1.14	94,800	294	1.23

Fed funds purchased, repos and other borrowings	9,105	7.31		10,207	6.23		8,584	8.34
Long-term debt	21,660	212	3.92	21,221	201	3.82	21,232	196	3.70
Total interest-bearing liabilities	118,479	460	1.56	123,995	466	1.52	124,616	498	1.59

Noninterest-bearing deposits	19,346			18,464			18,822
Other liabilities	5,036			4,721			4,945
Shareholders' equity	16,925			16,627			16,336
Total liabilities and shareholders' equity	$159,786			$163,807			$164,719

Average interest-rate spread			3.92			3.70			3.61

Net interest income/ net interest margin (3)		$1,392	4.12%		$1,347	3.88%		$1,355	3.80%

Taxable-equivalent adjustment		$32			$33			$32

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	December 31, 2010			December 31, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$568	$21	3.67%	$1,400	$54	3.86%
Mortgage-backed securities issued by GSE	22,310	723	3.24	25,419	1,052	4.14
States and political subdivisions	2,047	112	5.49	2,218	126	5.67
Non-agency mortgage-backed securities	1,174	69	5.87	1,447	84	5.82
Other securities	313	7	2.16	302	12	3.90
Covered securities	1,198	142	11.84	440	50	11.35
Total securities	27,610	1,074	3.89	31,226	1,378	4.41

Other earning assets	2,933	17.55		2,293	18.79
Loans and leases
Commercial loans and leases	48,777	2,063	4.23	50,074	2,110	4.21
Direct retail loans	13,948	737	5.29	14,730	806	5.47
Sales finance loans	6,766	397	5.87	6,392	413	6.46
Revolving credit loans	2,032	178	8.74	1,855	176	9.51
Mortgage loans	15,965	859	5.38	15,927	911	5.72
Specialized lending	7,778	892	11.46	7,141	822	11.51
Other acquired loans	85	14	16.43	52	6	10.81
Total loans and leases held for investment (excluding
covered loans)	95,351	5,140	5.39	96,171	5,244	5.45
Covered loans	7,059	933	13.22	3,144	232	7.39
Total loans and leases held for investment	102,410	6,073	5.93	99,315	5,476	5.51
Loans held for sale	2,377	90	3.80	2,831	136	4.81
Total loans and leases	104,787	6,163	5.88	102,146	5,612	5.49

Total earning assets	135,330	7,254	5.36	135,665	7,008	5.17

Non-earning assets	24,328			19,517
Total assets	$159,658			$155,182

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,703	11.30		$2,831	11.39
Other client deposits	51,239	326.64		45,107	398.88
Client certificates of deposit	26,872	531	1.97	28,702	747	2.60
Other interest-bearing deposits	5,217	49.92		9,354	115	1.23
Total interest-bearing deposits	87,031	917	1.05	85,994	1,271	1.48

Fed funds purchased, repos and other borrowings	9,022	26.28		12,491	63.50
Long-term debt	21,653	856	3.96	19,085	711	3.73
Total interest-bearing liabilities	117,706	1,799	1.53	117,570	2,045	1.74

Noninterest-bearing deposits	19,742			16,387
Other liabilities	5,324			4,987
Shareholders' equity	16,886			16,238
Total liabilities and shareholders' equity	$159,658			$155,182

Average interest-rate spread			3.83			3.43

Net interest income/ net interest margin		$5,455	4.03%		$4,963	3.66%

Taxable-equivalent adjustment		$135			$119

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases (7)	$1,426	$1,273	$2,075	$1,788	$1,651
Direct retail loans	191	216	234	219	197
Sales finance loans	6	6	6	5	7
Mortgage loans (8) (9)	466	416	387	737	707
Specialized lending	60	62	68	69	96
Total nonaccrual loans and leases held for investment	2,149	1,973	2,770	2,818	2,658
Loans held for sale	521	826	129	6	5
Foreclosed real estate	1,259	1,309	1,391	1,524	1,451
Other foreclosed property	42	39	37	46	58
Total nonperforming assets (excluding covered assets) (2)	$3,971	$4,147	$4,327	$4,394	$4,172

Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases	$657	$876	$1,099	$969	$413
Direct retail loans	141	131	133	130	132
Sales finance loans	5	-	-	-	-
Revolving credit loans	62	62	60	58	54
Mortgage loans (10)	585	566	595	557	471
Specialized lending	26	4	4	1	-
Total performing TDRs	$1,476	$1,639	$1,891	$1,715	$1,070

Loans 90 days or more past due and still accruing (4)
Commercial loans and leases	$20	$20	$22	$14	$7
Direct retail loans	76	69	69	67	82
Sales finance loans	27	27	28	27	30
Revolving credit loans	20	21	20	23	25
Mortgage loans (9) (11)	143	137	127	148	150
Specialized lending	6	7	7	10	12
Other acquired loans	3	5	5	6	5
Total loans 90 days past due and still accruing (excluding covered
loans) (5)	$295	$286	$278	$295	$311

Loans 30-89 days past due (4)
Commercial loans and leases	$315	$535	$431	$516	$377
Direct retail loans	189	181	188	203	216
Sales finance loans	95	99	95	94	126
Revolving credit loans	28	28	28	30	32
Mortgage loans (12)	532	551	519	531	600
Specialized lending	248	242	225	200	306
Other acquired loans	1	2	2	3	6

Total loans 30-89 days past due (excluding covered loans) (6)	$1,408	$1,638	$1,488	$1,577	$1,663

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $313 million, $276 million, $176 million, $181 million and $160 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $479 million, $489 million, $480 million, $333 million and $248 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $1.1 billion, $1.3 billion, $1.5 billion, $1.4 billion and $1.4 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(6)	Excludes loans totaling $363 million, $329 million, $429 million, $356 million and $391 million past due 30-89 days at December 31, 2010, September 30, 2010, June 30,2010, March 31, 2010 and December 31, 2009, respectively, that are covered by FDIC loss sharing agreements.
(7)	Includes a transfer of $1.3 billion book value of nonperforming commercial loans to loans held for sale during the third quarter of 2010 in connection with BB&T's NPA disposition strategy.
(8)	Includes a reduction of $375 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.
(9)	Excludes nonaccrual mortgage loans that are government guaranteed totaling $70 million and $55 million at March 31, 2010 and December 31, 2009, respectively. BB&T revised its nonaccrual policy related to FHA/VA guaranteed mortgage loans during the second quarter of 2010. The change in policy resulted in a decrease in nonaccrual mortgage loans and an increase in mortgage loans 90 days past due and still accruing of approximately $79 million.
(10)	Excludes restructured mortgage loans that are government guaranteed totaling $129 million, $153 million and $73 million at December 31, 2010, September 30, 2010 and June 30,2010, respectively. Includes mortgage loans held for sale.
(11)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $153 million, $119 million, $82 million, $7 million, and $8 million at December 31, 2010, September 30, 2010, June 30,2010, March 31, 2010 and December 31, 2009, respectively. Includes past due mortgage loans held for sale.
(12)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $83 million, $74 million, $42 million, $24 million, and $23 million at December 31, 2010, September 30, 2010, June 30,2010, March 31, 2010 and December 31, 2009, respectively. Includes past due mortgage loans held for sale.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Allowance for credit losses
Beginning balance	$2,650	$2,753	$2,759	$2,672	$2,478
Provision for credit losses (excluding covered loans)	543	743	652	556	725
Provision for covered loans	100	27	(2)	19	-
Charge-offs
Commercial loans and leases (1)	(324)	(683)	(277)	(224)	(238)
Direct retail loans	(87)	(83)	(82)	(86)	(79)
Sales finance loans	(12)	(10)	(10)	(16)	(17)
Revolving credit loans	(28)	(28)	(31)	(31)	(32)
Mortgage loans (2)	(58)	(52)	(207)	(77)	(76)
Specialized lending	(57)	(56)	(64)	(75)	(75)
Total charge-offs	(566)	(912)	(671)	(509)	(517)

Recoveries
Commercial loans and leases (1)	3	19	8	7	9
Direct retail loans	8	7	6	12	7
Sales finance loans	2	2	2	3	2
Revolving credit loans	4	4	4	4	3
Mortgage loans (2)	1	1	1	1	2
Specialized lending	10	6	8	7	6
Total recoveries	28	39	29	34	29
Net charge-offs	(538)	(873)	(642)	(475)	(488)
Other changes	-	-	(14)	(13)	(43)
Ending balance	$2,755	$2,650	$2,753	$2,759	$2,672

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,564	$2,567	$2,706	$2,695	$2,600
Allowance for covered loans	144	44	17	19	-
Reserve for unfunded lending commitments	47	39	30	45	72
Total	$2,755	$2,650	$2,753	$2,759	$2,672

				As of/For the
				Twelve Months Ended
				December 31,
				2010	2009

Allowance for credit losses
Beginning balance				$2,672	$1,607
Provision for credit losses (excluding covered loans)				2,494	2,811
Provision for covered loans				144	-
Charge-offs
Commercial loans and leases (1)				(1,508)	(720)
Direct retail loans				(338)	(349)
Sales finance loans				(48)	(72)
Revolving credit loans				(118)	(127)
Mortgage loans (2)				(394)	(280)
Specialized lending				(252)	(314)
Total charge-offs				(2,658)	(1,862)

Recoveries
Commercial loans and leases (1)				37	21
Direct retail loans				33	19
Sales finance loans				9	9
Revolving credit loans				16	12
Mortgage loans (2)				4	5
Specialized lending				31	23
Total recoveries				130	89
Net charge-offs				(2,528)	(1,773)
Other changes				(27)	27
Ending balance				$2,755	$2,672

(1)	Includes net charge-offs of $26 million, $431 million and $7 million in commercial loans and leases during the fourth, third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.
(2)	Includes net charge-offs of $141 million in mortgage loans during the second quarter of 2010 in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2010		2010		2010		2010		2009

Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property) (1)(2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.65%		1.86%		1.83%		1.85%		1.93%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	1.34		1.53		1.74		1.66		1.60
Nonperforming loans and leases as a
percentage of total loans and leases	2.49		2.64		2.77		2.71		2.51
Nonperforming assets as a percentage of:
Total assets	2.73		2.81		2.90		2.79		2.61
Loans and leases plus foreclosed property	3.94		4.11		4.24		4.31		4.02
Net charge-offs as a percentage of average loans and leases	2.02		3.31		2.48		1.84		1.83
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.62		2.56		2.66		2.65		2.51
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.27	X	.75	X	1.06	X	1.41	X	1.34	X
Nonperforming loans and leases held for investment	1.26		1.32		.98		.96		.98

Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (1)(2)(3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.39%		1.65%		1.53%		1.63%		1.69%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	.29		.29		.28		.30		.32
Nonperforming loans and leases as a
percentage of total loans and leases	2.64		2.82		2.97		2.91		2.71
Nonperforming assets as a percentage of:
Total assets	2.64		2.76		2.93		2.82		2.65
Loans and leases plus foreclosed property	3.88		4.12		4.37		4.46		4.18
Net charge-offs as a percentage of average loans and leases (4)	2.15		3.54		2.66		1.99		1.98
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.63		2.69		2.84		2.84		2.72
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.20	X	.74	X	1.05	X	1.40	X	1.34	X
Nonperforming loans and leases held for investment	1.19		1.30		.98		.96		.98

							As of/For the
							Twelve Months Ended
							December 31,
							2010		2009

Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							2.41%		1.74%
Ratio of allowance for loan and lease losses to net charge-offs							1.07	X	1.47	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							2.59%		1.79%
Ratio of allowance for loan and lease losses to net charge-offs							1.01	X	1.47	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	Excludes mortgage loans guaranteed by the government.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of acquired loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 2.07%, 1.80%, 2.06% and 1.97% for the fourth quarter of 2010, third quarter of 2010, second quarter of 2010 and the twelve months ended December 31, 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)(2)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

	As of / For the Period Ended December 31, 2010
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$948	$2,263	$186	$3,397

Average loan size (in thousands)	220	502	1,012	378
Average client size (in thousands)	549	828	2,312	744

Nonaccrual loans and leases as a percentage of category	18.19%	14.61%	5.24%	15.09%
Gross charge-offs as a percentage of category:
Year-to-Date	7.85	16.84	8.89	13.86
Quarter-to-Date	8.44	13.15	5.25	11.40

	As of / For the Period Ended December 31, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$1,541	14.86%	8.40%	11.54%
Virginia	614	5.45	7.35	6.31
South Carolina	315	16.62	13.15	12.40
Georgia	278	21.83	33.07	22.47
Florida	177	24.07	30.57	22.97
Washington, D.C.	113	21.04	20.37	2.06
Tennessee	100	18.60	13.53	14.49
West Virginia	79	7.91	14.39	2.67
Kentucky	76	17.09	17.87	.45
Maryland	59	5.54	3.05	4.86
Alabama	44	68.07	19.10	5.58
Other	1	-	-	-
Total	$3,397	15.09%	13.86%	11.40%

OTHER COMMERCIAL REAL ESTATE LOANS (3)
	As of / For the Period Ended December 31, 2010
			Permanent
		Commercial	Income	Total Other
	Commercial	Land/	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$952	$1,408	$9,091	$11,451

Average loan size (in thousands)	1,018	652	503	541
Average client size (in thousands)	1,488	773	761	793

Nonaccrual loans and leases as a percentage of category	1.98%	10.50%	2.62%	3.53%
Gross charge-offs as a percentage of category:
Year-to-Date	2.11	9.11	3.02	3.83
Quarter-to-Date	1.27	7.23	3.70	3.94

	As of / For the Period Ended December 31, 2010

			Gross Charge-Offs as a Percentage of
			Outstandings
		Nonaccrual as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of
ORIGINATION (3)	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$3,520	2.55%	2.70%	1.89%
Virginia	1,866	1.04	1.16	1.18
Georgia	1,776	7.01	6.68	9.54
South Carolina	911	3.79	3.41	9.68
Florida	740	11.47	12.85	6.51
Washington, D.C.	660	3.01	3.71	4.39
Maryland	579.54		.12	.45
Kentucky	453	1.01	1.44	.16
West Virginia	413.76		1.15	.36
Tennessee	344	4.61	5.60	3.68
Alabama	90	5.77	4.09	4.01
Other	99	-	1.68	-
Total	$11,451	3.53%	3.83%	3.94%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	Includes net charge-offs and average balances related to loans transferred to held for sale while they were held for investment. Loans transferred to held for sale are excluded from total loans outstanding. As of December 31, 2010, there were $239 million ADC loans and $168 million Other CRE loans held for sale. All of the held for sale ADC and Other CRE loans are on nonaccrual status.
(3)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended December 31, 2010
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$14,629	$2,123	$551	$482	$17,785

Average loan size (in thousands)	194	310	323	61	194
Average refreshed credit score (3)	722	694	714	573	714

Percentage that are first mortgages	100%	100%	99%	82%	99%
Average loan to value at origination	74	68	73	74	74

Nonaccrual loans and leases as a percentage of category	1.77	6.67	7.95	8.18	2.72
Gross charge-offs as a percentage of category:
Year-to-Date	1.73	4.75	4.68	8.04	2.50
Quarter-to-Date	1.04	2.66	2.56	5.41	1.42

		As of / For the Period Ended December 31, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
		Total	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,319	2.02%	1.19%	.75%
Virginia		3,070	2.06	1.65	.74
Florida		2,296	5.79	6.85	4.20
Maryland		1,735	2.30	2.20	1.10
Georgia		1,641	2.93	3.30	2.68
South Carolina		1,631	3.33	2.40	1.17
Kentucky		456	1.35	.48	.33
West Virginia		368	1.37	.75	.49
Texas		364.42		.16	-
Tennessee		346	2.70	1.19	.87
Alabama		230	1.64	2.70	.32
Washington, D.C.		211	2.29	.69	.48
Other		1,118	2.51	2.14	.73
Total		$17,785	2.72%	2.50%	1.42%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended December 31, 2010

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,363	$5,854	$5,513	$12,730

Average loan size (in thousands) (5)		59	44	36	41
Average refreshed credit score (6)		721	722	762	746

Percentage that are first mortgages		100%	76%	28%	58%
Average loan to value at origination		79	63	64	65

Nonaccrual loans and leases as a percentage of category		5.91	1.37	.47	1.46
Gross charge-offs as a percentage of category:
Year-to-Date		8.01	1.58	1.52	2.32
Quarter-to-Date		8.87	1.64	1.62	2.43

		As of / For the Period Ended December 31, 2010

				Gross Charge-Offs as a Percentage of
				Outstandings
			Nonaccrual as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE		Total	Percentage of
LOANS AND LINES BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,374	1.72%	2.18%	2.32%
Virginia		2,869.79		1.31	1.22
South Carolina		1,223	1.98	2.59	2.97
Georgia		1,025	1.66	3.89	4.23
Maryland		811.92		2.19	1.98
West Virginia		773	1.28	.93	.75
Florida		626	2.26	6.77	7.80
Kentucky		564	1.36	.70	.82
Tennessee		349	1.88	4.27	3.35
Washington, D.C.		81.92		4.20	6.00
Other		35	1.45	1.16	1.50
Total		$12,730	1.46%	2.32%	2.43%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $336 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of December 31, 2010
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total

Performing restructurings: (1) (2)
Commercial loans	$637	97.0%	$20	3.0%	$-	-%	$657
Direct retail loans	129	91.5	10	7.1	2	1.4	141
Sales finance loans	-	-	1	20.0	4	80.0	5
Revolving credit loans	48	77.4	8	12.9	6	9.7	62
Residential mortgage loans	454	77.6	108	18.5	23	3.9	585
Specialized lending loans	23	88.5	3	11.5	-	-	26
Total performing restructurings	1,291	87.5	150	10.2	35	2.4	1,476
Nonperforming restructurings (3)	132	27.6	60	12.5	287	59.9	479
Total restructurings	$1,423	72.8	$210	10.6	$322	16.5	$1,955

(1)	Excludes restructured covered and other acquired loans accounted for under the accretion method.
(2)	Past due performing restructurings are included in past due disclosures.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,959	$13,828	$13,594	$13,657	$13,456
Total	18,319	18,465	18,327	18,658	18,470
Risk-weighted assets (2)	118,169	117,894	116,073	117,410	117,167
Average quarterly tangible assets	153,349	149,253	153,399	157,603	158,061
Risk-based capital ratios
Tier 1	11.8%	11.7%	11.7%	11.6%	11.5%
Total	15.5	15.7	15.8	15.9	15.8
Leverage capital ratio	9.1	9.3	8.9	8.7	8.5
Equity as a percentage of total assets	10.5	10.7	10.8	10.1	9.8
Book value per common share	$23.67	$24.11	$24.07	$23.80	$23.47

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.1%	7.0%	7.0%	6.4%	6.2%
Tier 1 common equity as a percentage of risk-weighted assets	9.1	9.0	8.9	8.6	8.5

Tangible book value per common share	$15.43	$15.25	$14.93	$14.67	$14.44

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,959	$13,828	$13,594	$13,657	$13,456
Less:
Qualifying restricted core capital elements	3,248	3,255	3,254	3,508	3,497
Tier 1 common equity	10,711	10,573	10,340	10,149	9,959

Total assets	$157,081	$157,230	$155,083	$163,700	$165,764
Less:
Intangible assets, net of deferred taxes	6,391	6,419	6,502	6,519	6,553
Plus:
Regulatory adjustments, net of deferred taxes	636	207	187	493	806
Tangible assets	151,326	151,018	148,768	157,674	160,017

Total risk-weighted assets (2)	$118,169	$117,894	$116,073	$117,410	$117,167

Tangible common equity as a percentage of tangible assets	7.1%	7.0%	7.0%	6.4%	6.2%
Tier 1 common equity as a percentage of risk-weighted assets	9.1	9.0	8.9	8.6	8.5

Tier 1 common equity	$10,711	$10,573	$10,340	$10,149	$9,959

Outstanding shares at end of period (in thousands)	694,381	693,560	692,777	691,869	689,750

Tangible book value per common share	$15.43	$15.25	$14.93	$14.67	$14.44

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD		Link QTD	YTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	4Q10 vs. 4Q09		4Q10 vs. 3Q10	2010 vs. 2009

Average Balances

Commercial loans and leases (2)	0.2%		3.4%	(1.6	) %
Direct retail loans	(4.2)		(2.8)	(5.3)
Sales finance loans	9.7		6.3	5.9
Revolving credit loans	6.4		7.4	9.4
Mortgage loans (2)	12.6		28.7	1.5
Specialized lending	5.4		(5.4)	8.0
Other acquired loans	(52.6)		(54.3)	(39.7)
Total loans and leases held for investment (excluding covered loans)	2.7		6.3	(0.3)
Covered loans	(19.9)		(26.7)	(15.0)
Total loans and leases held for investment	0.9		4.0	(1.5)

Noninterest-bearing deposits	12.3		18.3	10.6
Interest checking	8.6		22.8	29.7
Other client deposits	4.3		16.7	7.0
Client certificates of deposit	(31.0)		(57.2)	(20.6)
Total client deposits	(5.0)		(1.9)	(0.8)
Other interest-bearing deposits	(24.8)		NM	(44.1)

Total deposits	(6.4)		8.0	(4.5)

	Percentage Increase (Decrease)
	QTD		Link QTD	YTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(3)	4Q10 vs. 4Q09		4Q10 vs. 3Q10	2010 vs. 2009

Net interest income - taxable equivalent	(4.9	) %	1.9%	(2.2	) %

Noninterest income
Insurance income	(4.6)		(4.7)	(2.1)
Service charges on deposits	(23.1)		(10.8)	(15.2)
Investment banking and brokerage fees	16.9		56.0	1.1
Mortgage banking income	8.8		(77.8)	(19.2)
Checkcard fees	17.7		17.0	15.6
Other nondeposit fees and commissions	6.3		(32.2)	14.9
Trust and investment advisory revenues	10.5		19.8	14.4
Bankcard fees and merchant discounts	14.6		17.6	13.5
Other income	4.5		NM	(8.3)

Total noninterest income	(.3)		.9	(3.9)

Noninterest expense

Personnel expense	4.8		22.9	(0.9)
Foreclosed property expense	14.1		(11.9)	103.5
Occupancy and equipment expense	(3.7)		(5.1)	(2.2)
Other noninterest expense	8.2		(10.1)	10.4

Total noninterest expense	5.7		5.4	9.7

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions.
(2)	Adjusted to exclude the estimated impact of loans disposed of or transferred in connection with BB&T NPA disposition strategy.
(3)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives, the impacts of FDIC loss share accounting, and other selected items as noted on page 22 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Fourth Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			$(62)	$(39)

Third Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(28)	(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense			16	10
Contingency reserve adjustment	Other noninterest expense			11	7

Fourth Quarter 2009
Colonial acquisition loan revaluation adjustment (1)	Net interest income			9	5
Gain on sale of payroll processing business	Other noninterest income			27	17
Income tax adjustments, net	Provision for income tax			7	7

Third Quarter 2009
Contingency reserve	Other noninterest expense			(25)	(15)
Leveraged lease tax adjustment	Provision for income tax			12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock			(47)	(47)
FDIC special assessment	Regulatory charges			(71)	(44)
Gain from extinguishment of debt	Other noninterest expense			36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net			(36)	(22)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2010	2010	2010	2010	2009

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease) (2)	$191	$(101)	$(234)	$5	$158
MSRs hedge gains (losses)	(176)	132	241	(1)	(130)
Net	$15	$31	$7	$4	$28

Residential mortgage loan originations	$8,406	$6,656	$5,013	$4,791	$5,327

Residential mortgage servicing portfolio
Loans serviced for others	61,795	60,207	59,322	57,200	54,583
Bank-owned loans serviced	21,396	20,331	18,621	18,719	18,991
Total servicing portfolio	83,191	80,538	77,943	75,919	73,574

Weighted-average coupon rate	5.26%	5.37%	5.43%	5.49%	5.57%
Weighted-average servicing fee	.350	.354	.357	.363	.369

Selected Miscellaneous Information
Derivatives notional amount	$65,132	$67,201	$64,187	$64,558	$66,175
Fair value of derivatives	(69)	277	279	307	283
Unrealized appreciation (depreciation) on securities
available for sale, net of tax (3)	(333)	49	74	(81)	(244)
Common stock prices
High	27.57	28.69	35.72	32.93	28.66
Low	22.15	21.72	26.18	25.40	23.75
End of period	26.29	24.08	26.31	32.39	25.37

Banking offices	1,782	1,790	1,791	1,838	1,857
ATMs	2,481	2,494	2,496	2,534	2,541
FTEs	31,354	31,331	31,603	31,929	32,394

(1)	Amounts recorded in fourth quarter 2009 that relate to third quarter 2009.
(2)	Includes a $(2 million), $1 million and $2 million decrease due to a valuation adjustment for MSRs carried at the lower of cost or market at December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(3)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
NON-GAAP Reconciliation Table	2010	2010	2010	2010	2009

Efficiency ratio - GAAP	60.9%	57.3%	61.7%	61.2%	58.5%
Effect of securities gains (losses), net	2.4	5.6	5.1	(.1)	-
Effect of merger-related and restructuring charges, net	(.2)	(.4)	(1.6)	(.7)	(.4)
Effect of contingency reserve	-	-	-	.5	-
Effect of losses/write-downs on NPA disposition loans	(1.5)	(.6)	-	-	-
Effect of payroll services gain	-	-	-	-	.7
Effect of Colonial revaluation adjustments	-	-	-	-	.3
Effect of Colonial premises and equipment adjustments	-	-	-	.8	-
Effect of FDIC loss share accounting	2.0	.6	-	.3	-
Effect of foreclosed property expense	(7.1)	(7.1)	(10.1)	(8.1)	(6.2)
Effect of amortization of intangibles	(1.2)	(1.3)	(1.4)	(1.5)	(1.5)
Efficiency ratio - reported	55.3	54.1	53.7	52.4	51.4
Fee income ratio - GAAP	41.3%	45.2%	42.7%	38.5%	41.7%
Effect of securities gains (losses), net	(2.5)	(5.8)	(5.5)	.1	-
Effect of payroll services gain	-	-	-	-	(.7)
Effect of losses/write-downs on NPA disposition loans	1.6	.6	-	-	-
Effect of FDIC loss share accounting	1.4	2.3	3.6	.4	-
Effect of Colonial revaluation adjustments	-	-	-	-	.2
Fee income ratio - reported	41.8	42.3	40.8	39.0	41.2

				Year-to-Date
				December 31,
NON-GAAP Reconciliation Table				2010	2009

Efficiency ratio - GAAP				60.2%	55.4%
Effect of securities gains (losses), net				3.3	1.2
Effect of merger-related and restructuring charges, net				(.7)	(.4)
Effect of contingency reserve				.2	(.3)
Effect of FDIC special assessment				-	(.8)
Effect of gain on extinguishment of debt				-	.5
Effect of losses/write-downs on NPA disposition loans				(.5)	-
Effect of payroll services gain				-	.2
Effect of Colonial premises and equipment adjustments				.1	-
Effect of FDIC loss share accounting				.7	-
Effect of foreclosed property expense				(8.1)	(4.1)
Effect of amortization of intangibles				(1.3)	(1.3)
Efficiency ratio - reported				53.9	50.4
Fee income ratio - GAAP				42.0%	44.2%
Effect of securities gains (losses), net				(3.6)	(1.3)
Effect of losses/write-downs on NPA disposition loans				.6	-
Effect of payroll services gain				-	(.1)
Effect of FDIC loss share accounting				2.0	-
Fee income ratio - reported				41.0	42.8